                                                                   EXHIBIT 10.61

               AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

     WHEREAS, R.P.M. ENGINEERING, INC., a Louisiana corporation ("Grantor"),
                                                                  -------
owns the trademarks, trademark registrations, and trademark applications listed on Schedule 1 annexed hereto, and is a party to, or has been assigned the
  -----------
rights by the party to, the trademark licenses listed on Schedule 1 annexed
                                                         ----------
hereto; and

     WHEREAS, Grantor, IDS Engineering, Inc., Thermaire, Inc., Constant Power Manufacturing, Inc, IDS Engineering Management, LC, Industrial Data Systems, Inc., Petrocon Engineering, Inc., Triangle Engineers and Constructors, Inc., Petrocon Systems, Inc., Petrocon Technologies, Inc, Petrocon Engineering of Louisiana, Inc., Alliance Engineering Associates, Inc. and Petrocon Construction Resources, Inc. (collectively, "Borrowers"), have entered into
                                             ---------
that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (as amended, modified and in effect from time to time, the "Loan Agreement") with Fleet Capital Corporation, a Rhode Island corporation,
 --------------
as Agent (in such capacity, "Agent"), for itself and the other financial
                             -----
institution(s) from time to time a party thereto (collectively, together with their respective successors and assigns, the "Lenders"), providing for
                                              -------
extensions of credit to be made by Lenders to Borrowers; and

     WHEREAS, pursuant to the terms of the Loan Agreement, Grantor has granted to Agent, for the benefit of Lenders, a security interest in all of the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired trademarks, together with the goodwill of the business symbolized by Grantor's trademarks, and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Loan Agreement including, without limitation, the Obligations (as defined in the Loan Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Agent, for the benefit of Lenders, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or
     --------------------
acquired:

          (1) each trademark, trademark registration and trademark application, including, without limitation, the trademarks, trademark registrations (together with any reissues, continuations or extensions thereof) and trademark applications referred to in
          Schedule 1 annexed hereto, and all of the goodwill of the business
          ----------
          connected with the use of, and symbolized by, each trademark, trademark registration and trademark application;

          (2) each trademark license and all of the goodwill of the business connected with the use of, and symbolized by, each trademark license; and

          (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or

Trademark Security Agreement        1                      009111.183:179757.03
     dilution of any trademark or trademark registration including, without limitation, the trademarks and trademark registrations referred to in
     Schedule 1 annexed hereto, the trademark registrations issued with
     ----------
     respect to the trademark applications referred in Schedule 1 and the
                                                       ----------
     trademarks licensed under any trademark license, or (b) injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license.

This security interest is granted in conjunction with the security interests granted to Agent, for the benefit of Lenders, pursuant to the Loan Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent and/or Lenders with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Amended and Restated Trademark Security Agreement is given in renewal, extension, modification and amendment (and not in extinguishment or novation) of that certain Trademark Security Agreement, dated June 15, 1999, executed by Grantor in favor of Agent.

                  [Remainder of Page Intentionally Left Blank]

Trademark Security Agreement        2                      009111.183:179757.03

     IN WITNESS WHEREOF, Grantor, through its duty authorized officer, has caused this Trademark Security Agreement to be executed as of the _____ day of December, 2001.

                                         GRANTOR:

                                         R.P.M. ENGINEERING, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

Acknowledged, agreed and accepted as
of the date hereof:

AGENT:

FLEET CAPITAL CORPORATION, as Agent

By:________________________________
   Dan A. Hughes
   Vice President

Trademark Security Agreement

                                 ACKNOWLEDGMENT

STATE OF TEXAS          (S)
                        (S)     ss.
COUNTY OF DALLAS        (S)

     On the _____ day of December, 2001 before me personally appeared _________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the ____________ of R.P.M. Engineering, Inc., a Louisiana corporation, who being by me duly sworn, did depose and say that he is the ___________________ of R.P.M. Engineering, Inc., the corporation described in and which executed the foregoing instrument; that he signed the said instrument on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                                      __________________________
                                                             Notary Public

     (Seal)

My commission expires:

__________________________________

Trademark Security Agreement

                                 ACKNOWLEDGMENT

STATE OF TEXAS          (S)
                        (S)    ss.
COUNTY OF DALLAS        (S)

     On the     day of December, 2001 before me personally appeared Dan A.
           -----
Hughes to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the Vice President of Fleet Capital Corporation, who being by me duly sworn, did depose and say that he is the Vice President of Fleet Capital Corporation, the corporation described in and which executed the foregoing instrument; that he signed the said instrument on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                      __________________________
                                                             Notary Public

     (Seal)

My commission expires:

__________________________________

Trademark Security Agreement

                                   SCHEDULE 1
                                      TO
                          TRADEMARK SECURITY AGREEMENT

                            Trademark Registrations
                            -----------------------

MARK                               REG. NO.                                DATE
----                               -------                                 ----

                             Trademark Applications
                             ----------------------

                               Trademark Licenses
                               ------------------

Name of Agreement                   Parties                  Date of Agreement
-----------------                   -------                  -----------------

Trademark Security Agreement